UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 19, 2005
                        (Date of earliest event reported)

                              Potlatch Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                       1-5313                  82-0156045
-------------------------      -----------------------    ----------------------
     (State or Other           (Commission File Number)      (I.R.S. Employer
     Jurisdiction of                                      Identification Number)
      Incorporation)



  601 W. Riverside Avenue, Suite 1100,
               Spokane WA                               99201
---------------------------------------               ----------
(Address of principal executive offices)              (Zip Code)



                                  509-835-1500
               -------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange  Act (17 CFR  240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") to the Current Report on Form 8-K of Potlatch Corporation filed on July 19, 2005 is being filed to correct certain errors in the amounts of accounts payable and inventories as of June 30, 2005, which were shown in a press release attached as Exhibit 99.1 to such Form 8-K. The corrected press release is attached as Exhibit 99.1 to this Form 8-K/A.

The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

           (a) Financial Statements of Businesses Acquired.

Not applicable.

           (b) Pro Forma Financial Information.

Not applicable.

           (c) Exhibits.

99.1 Corrected press release issued by Potlatch Corporation, dated July 19, 2005.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 19, 2005

                                        POTLATCH CORPORATION


                                        By:  /s/ Gerald L. Zuehlke
                                        ---------------------------
                                        Name: Gerald L. Zuehlke
                                        Title: Vice President,
                                        Finance, and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------
99.1           Corrected press release issued by
               Potlatch Corporation, dated July 19, 2005